DELAWARE(SM)
INVESTMENTS
------------                                           Delaware New Pacific Fund
                                                   Delaware Overseas Equity Fund







International Diversification





                     [International Diversification Artwork]






                                                         2000 Semi-annual report

TABLE OF CONTENTS
------------------

Letter to Shareholders                              1

Delaware New Pacific Fund

   Portfolio
   Management Review                                3

   Performance Summary                              5

Delaware Overseas Equity Fund

   Portfolio
   Management Review                                6

   Performance Summary                              8

Financial Statements

  Statements of
  Net Assets                                        9

  Statement of Assets
  and Liabilities                                  14

  Statements of
  Operations                                       15

  Statements of Changes
  in Net Assets                                    16

  Financial Highlights                             17

  Notes to Financial
  Statements                                       25


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.
o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive
o We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                    o High-yield bonds
   o Mid-cap equity                      o Investment grade bonds
   o Small-cap equity                    o Municipal bonds
   o International equity                  (23 single-state funds)
   o Balanced                            o International fixed-income

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

June 12, 2000


Recap of Events - Over the past six months, we have seen a continuation of the improvements in overseas and emerging markets as economies around the world continued their recovery from the difficulties of 1998. As in the U.S., international market performance was strongly momentum-driven, with stocks in the technology and telecommunications sectors providing the bulk of the performance for much of the period.

Amid this technology exuberance, the big Y2K story was that the new millennium arrived with a yawn, rather than a headache or global catastrophe, as some had feared. Post-Y2K relief helped fuel continued strong growth of world markets early in 2000. This was especially true for technology stocks during the first several months of the period.

Markets worldwide suffered during March and April, 2000, as fickle investors alternately pursued and abandoned "old economy" blue chip stocks in favor of "new economy" stocks such as high-tech and dot.com companies. However, a technology sell off that started during the last week of March has led to a broadening of the market as investors began to pay attention to valuation levels.

Delaware New Pacific Fund, which invests primarily in countries located in Asia, performed well during the fourth quarter in 1999, as many Asian markets saw strong gains. However, many markets in the region stumbled during the first quarter of 2000, despite continued improvements in the overall economic outlook for Asia. For the six-month period ended April 30, 2000, your Fund provided a +5.59% return (Class A shares at net asset value with all distributions reinvested). Your Fund outperformed its benchmark, the Morgan Stanley Pacific Index, which posted a return of +3.65% for the same period.

Total Return
For Period Ended April 30, 2000                              Six Months
--------------------------------------------------------------------------------
Delaware New Pacific Fund Class A                              +5.59%

Morgan Stanley Pacific Index                                   +3.65%
Lipper Pacific Region Funds Average (62 funds)                +11.92%
--------------------------------------------------------------------------------
Delaware Overseas Equity Fund Class A                          +6.50%

MSCI EAFE Index                                                +6.84%
Lipper International Funds Average (711 funds)                +14.14%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on pages 5 and 8. The Morgan Stanley Pacific Index is an unmanaged measure of international stocks in established Pacific markets. The Lipper Pacific Region Funds Average represents a peer group of Pacific region mutual funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The MSCI EAFE Index is an unmanaged measure of international stocks in established markets. The Lipper International Fund Average represents a peer group of international mutual funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.

Delaware Overseas Equity Fund, which invests in both developed and emerging markets, provided a +6.50% return (Class A shares at net asset value with all distributions reinvested) for the six month period ended April 30, 2000, almost matching its benchmark, the MSCI EAFE Index, which returned +6.84% for the same period.

For some investors with holdings in international and emerging markets, it has probably been difficult to maintain a long-term perspective over the past few years. Although there are inherent short-term risks associated with international investing, such as currency and political risks, and, in the case of Delaware New Pacific Fund, regional concentration risks, there can also be great financial opportunities over longer time periods. Investing in international and emerging markets adds a strong diversification component to your portfolio.

On the pages that follow, your Fund's portfolio management team discusses Delaware New Pacific Fund's and Delaware Overseas Equity Fund's recent performance and outlook for the future.

Outlook - While we are currently seeing a good deal of volatility in markets worldwide, we believe Delaware New Pacific Fund and Delaware Overseas Equity Fund are well positioned to benefit from a continued broadening of the market and investors' renewed appreciation of earnings and valuations as the keys to stock appreciation.

We thank you for your continued confidence and commitment to Delaware
Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
-------------------------------           ---------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments
 Family of Funds                           Family of Funds


[International Diversification Artwork]

Calum Graham

Portfolio Manager & Director
AIB Govett Asset
Management Limited

June 12, 2000


PORTFOLIO MANAGEMENT REVIEW
---------------------------

Delaware New Pacific Fund

The Fund's Results
Delaware New Pacific Fund, which invests primarily in countries located in Asia, provided a +5.59% return for the six month period ended April 30, 2000 (Class A shares at net asset value with all distributions reinvested).

The Fund's performance was negatively impacted by two factors. As of April 30, 2000, we had approximately 49.4% of the portfolio allocated to Japan, a sizeable weighting but a smaller percentage than our benchmark, the Morgan Stanley Pacific Index. Our underweight position was primarily a function of our belief that there were more attractive growth rates elsewhere in the region. Our holdings in the technology sector were less than our benchmark and our peers, as we believe many of the companies that were responsible for the recent rally had become overvalued. Both the Japanese market and the technology sector performed well during our fiscal period.

Highlights
Following strong gains in the fourth quarter of 1999, many Asian markets stumbled in 2000. In the early part of 2000, the correction in the region's markets occurred despite continued improvements in the overall economic outlook for Asia. In spite of generally weak currencies and rising oil prices, economic data released early in 2000 indicated that recent growth in the Gross Domestic Product (GDP) across the region had exceeded market expectations with few signs of increasing inflationary pressures.

The one exception to this generally positive economic backdrop was the Japanese economy, where GDP contracted on a year-over-year basis for two consecutive quarters. While this has introduced a previously unanticipated risk into many of Asia's stock markets, other underlying leading indicators continue to point to a relatively positive forecast for the Japanese economy in 2000 (Source:
Bloomberg).

As in most other parts of the world, many Asian markets experienced an increased divergence between "old economy" and "new economy" stocks in the first four months of 2000. This was most noticeable in Japan, South Korea, Hong Kong and India, where internet fever drove strong performance in the technology, media and telecom sectors, while sectors such as steel, petrochemicals and banks generally underperformed.

The potential for volatility has prompted us to take a more cautious view of technology. We believe there continue to be compelling long-term opportunities in the technology area and your Fund has significant holdings among Asian corporations, which we currently view as particularly strong. We continue to believe selectivity is critical. Our holdings of Samsung Electronics in Korea, Hutchison Whampoa and China Telecom in Hong Kong have all benefited from the tech rally over the past several months.

The Fund is currently positioned as follows:

o We have increased our exposure in Japan to around 49%. During our fiscal period, we switched some of our holdings out of highly valued internet-related stocks and into stocks that we believe can benefit from the ongoing demand for electronic and telecom-related products. We believe these stocks, namely Sharp, DDI and Kyocera, have more attractive valuations than highly valued internet-related stocks.

o We have started reducing our exposure to the South Korean market because we think that their economy is currently the most vulnerable to rising inflation in the year ahead. This reduction, however, has been gradual because we believe there is the potential for upward earnings revisions in this market over the next few months.

o The Fund continues to have no protective currency hedges in place as we believe that the Japanese Yen will continue to trade in a relatively tight range against the U.S. dollar. We believe that many other Asian currencies currently appear to be undervalued given the ongoing improvement in current account balances.

Outlook
The prospect for improving world growth in the year ahead is encouraging for both developed and emerging markets. In many cases emerging markets depend on exports of manufactured goods or commodities to the developed world. Even in countries where commodity companies are a relatively small part of the country's index, the level of demand for oil, minerals or food may have a powerful influence on the health of the economy as a whole. While it might be too optimistic to expect another year as strong as 1999, there are still many signs indicating a potentially strong year in 2000.


[International Diversification Artwork]

FUND BASICS
-----------

Fund Objective
The Fund seeks to maximize long-term capital appreciation. It does so primarily by investing in companies which are domiciled in, or have their principal business activities in, the Pacific Basin.

Total Fund Assets
$ 10.26 million

Number of Holdings
67

Fund Start Date
December 3, 1993

Your Fund Manager
Calum Graham earned an M.A. in Spanish from the University of St. Andrews. He joined AIB Govett Asset Management Limited in 1996 as the Director of Emerging Markets. He was previously head of the Latin America desk. Prior to joining AIB Govett, he worked for Cazenove & Co. where he helped set up the firm's equity research and sales operation in Latin America.

NASDAQ Symbols
Class A          DENPX
Class B          DENBX
Class C          DENCX


DELAWARE NEW PACIFIC
--------------------
FUND PERFORMANCE
----------------

Average Total Returns
Through April 30, 2000                     Lifetime     Five Years     One Year
--------------------------------------------------------------------------------
  Class A (Est. 12/3/93)
     Excluding Sales Charge                  -3.22%      -1.58%        +29.72%
     Including Sales Charge                  -4.11%      -2.74%        +22.27%
--------------------------------------------------------------------------------
  Class B (Est. 3/29/94)
     Excluding Sales Charge                  -3.35%      -2.22%        +28.83%
     Including Sales Charge                  -3.35%      -2.60%        +23.83%
--------------------------------------------------------------------------------
  Class C (Est. 5/10/94)
     Excluding Sales Charge                  -3.85%      -2.26%        +29.01%
     Including Sales Charge                  -3.85%      -2.26%        +28.01%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable front-end sales charge as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware New Pacific Fund during the period. Performance would have been lower if the expense limitation was not in effect.

The average annual returns for the lifetime, five-year and one-year periods ended April 30, 2000 for Delaware New Pacific Fund's Institutional Class were -4.52%, -1.08%, and +30.59%, respectively. The Institutional Class (Est. February 3, 1994) is available without sales or asset-based distribution charges only to certain eligible institutional accounts.

NASDAQ Symbol Institutional Class: DENIX

Clive Gilmore
Senior Portfolio
Manager & Director
Delaware International
Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International
Advisers Ltd.
June 12, 2000




[International Diversification Artwork]


PORTFOLIO MANAGEMENT REVIEW
----------------------------

Delaware Overseas Equity Fund

The Fund's Results
During our fiscal period, Delaware Overseas Equity Fund's performance fell short of both the Morgan Stanley Capital International Europe Australia and Far East Index, the Fund's benchmark, and a peer group of funds with similar investment objectives. The Fund follows a steadfast value discipline and has a lower price-to-earnings ratio than the Morgan Stanley Index. In spite of the brightening global economic landscape, for most of our fiscal period, "value" investments, stocks or bonds that appear to be selling for less than their true worth, took a back seat to more expensive "growth" investments, mirroring what we've seen in the U.S. This is a key reason your Fund underperformed.

Portfolio Highlights
Delaware Overseas Equity Fund focuses on both developed and emerging nations. We are permitted to invest up to 40% of the Fund's assets in emerging market economies. Due to the compelling valuations and what we believe to be above average growth potential in these areas, we have slightly increased our holdings in emerging markets over the past six months. Despite rising more than 55% in the last year, emerging markets were rising from such a low base that we still think they are generally very cheap relative to developed markets (Source:
Bloomberg).

European markets, which are typically sensitive to rising U.S. interest rates, experienced some volatility during the period. Euro zone countries are beginning to see some inflation, as a result of weakness in the currency and higher oil prices. As in the U.S., the European Central Bank has raised interest rates over the past six months and we expect it to impose additional increases in the coming months. The U.S. dollar remained strong against the euro and we anticipate that it will stay this way until the U.S. economy shows clear signs of slowdown.

European markets remained attractive, however, as we saw an increase in economic activity and a continuation of merger and acquisition activity. The Fund benefited from our exposure to the French and German markets, and particularly from stocks such as Alcatel and Siemens. In Spain, a number of strong companies are benefiting from the government's deregulation and liberalization of the economy.

We continue to see good value in the U.K. market, where we have an overweight position. However, the market underperformed during the past six months amid concerns over interest rates and the effect of electronic commerce on traditional retailers and manufacturers.

We are invested selectively in Eastern Europe, including small holdings in Estonia and Hungary. These countries are adopting measures to strengthen their economies in order to qualify for membership in the European Economic Union. In Russia, outlook improved as rising oil prices helped the economy and the country successfully navigated parliamentary and presidential elections.

In the Pacific, Hong Kong and Singapore had the strongest returns during the period. Markets were buoyed by improving forecasts for global GDP and industrial production, which should help to support export growth and also commodity prices.

The recovery of the Japanese economy appears to be gaining momentum. We continue to maintain an underweight position in the Japanese market as we believe it is over-valued given the poor level of profitability that has been achieved by Japanese companies. The Fund benefited however, from its exposure to companies such as Hitachi and Canon, which had strong earnings growth over the past six months.

The Australian and New Zealand markets improved their performance during our fiscal period as the strong economic fundamentals in these markets began to be reflected in the share prices. We continue to believe these markets offer attractive value and should benefit from the improvements in commodity prices in the months ahead.

Against this background Delaware Overseas Equity Fund has:

o Maintained an underweighted position to the overvalued Japanese market,

o An overweighted exposure to the attractively valued UK and Australian markets,

o An underweighted position overall in Continental Europe, with selected markets overweighted.

Outlook
We will probably continue the Fund's portfolio allocation for the near future. Should the worldwide economic recovery continue, we believe our Fund is positioned well to benefit. We expect to continue to maintain our focus on undervalued companies which we believe have strong growth potential for the future.

Fund Basics
-----------

Fund Objective
The Fund seeks to maximize total return. It does so primarily through investments in an internationally diversified portfolio of equity securities.

Total Fund Assets
$9.91 million

Number of Holdings
112

Fund Start Date
December 3, 1993

Your Fund Managers
Clive Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Robert Akester is a graduate of University College, London. Mr. Akester joined Delaware in 1996 and has more than 25 years of investment experience.

NASDAQ Symbols
Class A   DEWGX
Class B   DEWBX
Class C   DEWCX

[International Diversification Artwork]

DELAWARE OVERSEAS EQUITY
------------------------
FUND PERFORMANCE
----------------


Average Total Returns
Through April 30, 2000                 Lifetime      Five Years       One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge               +5.59%         +5.75%          +5.42%
   Including Sales Charge               +4.62%         +4.51%          +0.61%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge               +4.24%         +4.99%          +4.55%
   Including Sales Charge               +4.24%         +4.76%          -0.45%
--------------------------------------------------------------------------------
Class C (Est. 5/10/94)
   Excluding Sales Charge               +4.34%         +4.96%          +4.53%
   Including Sales Charge               +4.34%         +4.96%          +3.53%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable front-end sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Overseas Equity Fund during the period. Performance would have been lower if the expense limitation was not in effect.

The average annual returns for the lifetime, five-year and one-year periods ended April 30, 2000 for the Delaware Overseas Equity Fund Institutional Class were +4.99%, +5.75%, and +5.44%, respectively. The Institutional Class (est. February 3, 1994) is available without sales or asset-based distribution charges only to certain eligible institutional accounts.

NASDAQ Symbol Institutional Class: DEWIX

Statements of Net Assets

Delaware New Pacific Fund
-------------------------

                                                         Number of     Market
April 30, 2000 (Unaudited)                                 Shares      Value
--------------------------------------------------------------------------------
 Common Stock - 93.76%
 Australia - 4.27%
 Australia & New Zealand
  Banking Group ........................................    9,000  $   62,220
 Broken Hill Proprietary ...............................   10,000     107,671
 CSR ...................................................   19,000      41,603
 National Australia Bank ...............................    3,000      41,095
 News Corporation ......................................    7,000      88,882
 Telstra ...............................................   22,500      96,431
                                                                   ----------
                                                                      437,902
                                                                   ----------
 China - 0.50%
*Petrochina ............................................  332,000      51,574
                                                                   ----------
                                                                       51,574
                                                                   ----------
 Hong Kong - 9.31%
 Cheung Kong Holdings ..................................   12,000     143,275
*China Telecom .........................................   13,000      93,880
 HSBC Holdings .........................................   16,800     187,644
 Hutchison Whampoa .....................................    9,000     131,143
*New World Infrastructure ..............................  105,000     111,886
 Sun Hung Kai Properties ...............................   20,000     158,553
 Yue Yuen Industrial Holdings ..........................   59,000     128,768
                                                                   ----------
                                                                      955,149
                                                                   ----------
 India - 5.08%
 Himachal Futuristic ...................................    3,300      63,861
 Hindalco Industries, GDR ..............................    6,140     104,380
*ICICI, GDR ............................................    3,370      80,880
 I.T.C., GDR ...........................................    3,900      66,300
 Mahanagar Telephone Nigam, GDR ........................    6,900      89,700
 Videsh Sanchar Nigam, GDR .............................    6,110     115,479
                                                                   ----------
                                                                      520,600
                                                                   ----------
 Japan - 49.42%
 Daiwa Bank (The) ......................................   52,000     140,632
 DDI ...................................................       17     195,239
 Denso .................................................    6,000     146,985
 Fujitsu ...............................................   13,000     368,436
 Funai Electric ........................................      500     277,855
 Hikari Tsushin ........................................      200      28,897
 Ito-Yokado ............................................    2,000     146,152
 Kao ...................................................    4,000     121,886
 Kyocera ...............................................    1,700     284,514
 Matsumotokiyoshi ......................................      700      55,108
 Mitsubishi ............................................   37,000     322,126
 Mitsui Fudosan ........................................   36,000     366,102
 Nippon Express ........................................   28,000     176,864
 Nippon Telegraph & Telephone ..........................       26     322,682
 NTT DoCoMo ............................................        6     200,611
 Omron .................................................   11,000     299,528
 Orix ..................................................    2,720     388,463
 Ryohin Keikaku ........................................      500      92,850
 Sakura Bank (The) .....................................   40,000     280,819
 Sekisui House .........................................    8,000      73,354

                                                          Number of    Market
                                                           Shares      Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Japan (continued)
 Sharp .................................................    7,000  $  135,176
 Shin-Etsu Chemical ....................................    2,000     105,770
*Softbank ..............................................      400      98,916
 Sony ..................................................      400      45,976
*Sony - New ............................................      400      46,309
 Takeda Chemical Industries ............................    3,000     197,555
 Trend Micro ...........................................    1,000     150,042
                                                                   ----------
                                                                    5,068,847
                                                                   ----------
 Malaysia - 2.53%
 Resorts World Berhad ..................................   80,000     258,944
                                                                   ----------
                                                                      258,944
                                                                   ----------
 Philippines - 0.87%
*ABS-CBN Broadcasting ..................................   75,000      89,015
                                                                   ----------
                                                                       89,015
                                                                   ----------
 Singapore - 7.27%
 Sembcorp Industries ...................................       26          27
 Singapore Press Holdings ..............................   20,000     391,399
*SSI, GDR ..............................................    8,285      75,601
 United Overseas Bank ..................................   40,000     278,901
                                                                   ----------
                                                                      745,928
                                                                   ----------
 South Korea - 5.63%
 Dacom .................................................      230      33,368
 Haansoft ..............................................    2,460      43,447
*Korea Telecom, ADR ....................................    1,870      64,515
*Korea Telecom Freetel .................................      770      44,267
 L.G. Chemical .........................................    2,778      63,833
*Locus .................................................      460      55,958
 Samsung Electronics ...................................    1,005     271,682
                                                                   ----------
                                                                      577,070
                                                                   ----------
 Taiwan - 7.51%
 Asustek Computer ......................................   12,726     141,007
 Far Eastern Textile ...................................   47,000      72,201
 Formosa Plastic .......................................   69,000     143,210
*Siliconware Precision Industries ......................   72,000     163,556
 United Microelectronics ...............................   74,000     250,335
                                                                   ----------
                                                                      770,309
                                                                   ----------
 Thailand - 1.37%
 Advanced Information Service ..........................    7,000      82,018
 Thai Farmers Bank .....................................   56,000      58,847
                                                                   ----------
                                                                      140,865
                                                                   ----------
 Total Common Stock
    (cost $9,061,043) ..................................           $9,616,203
                                                                   ----------

                                                                     Market
Delaware New Pacific Fund                                             Value
--------------------------------------------------------------------------------
   Total Market Value of Securities - 93.76%
      (cost $9,061,043) ........................................  $ 9,616,203
   Receivables and Other Assets
      Net of Liabilities - 6.24% ...............................      639,916
                                                                  -----------
   Net Assets Applicable to 1,354,803 Shares
      Outstanding - 100.00% ....................................  $10,256,119
                                                                  ===========

   Net Asset Value - Delaware New Pacific Fund
      A Class ($5,387,291 / 714,102 Shares) ....................        $7.54
                                                                        -----
   Net Asset Value - Delaware New Pacific Fund
      B Class ($3,008,203 / 394,662 Shares) ....................        $7.62
                                                                        -----
   Net Asset Value - Delaware New Pacific Fund
      C Class ($1,147,290 / 154,056 Shares) ....................        $7.45
                                                                        -----
   Net Asset Value - Delaware New Pacific Fund
      Institutional Class ($713,335 / 91,983 Shares) ...........        $7.76
                                                                        -----

   Components of Net Assets at April 30, 2000:
   Shares of Beneficial Interest
      (unlimited authorization - no par) .......................  $10,150,325
** Accumulated net investment loss .............................     (435,616)
   Accumulated net realized gain
      on investments ...........................................        4,128
   Net unrealized appreciation of
      investments and foreign currencies .......................      537,282
                                                                  -----------
   Total Net Assets ............................................  $10,256,119
                                                                  ===========
----------------------
*  Non-income producing security for the period ended April 30, 2000.
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

   ADR - American Depository Receipt
   GDR - Global Depository Receipt

   Net Asset Value and Offering Price Per Share--
      Delaware New Pacific Fund
   Net asset value A Class (A) .................................        $7.54
   Sales charge (5.75% of offering price
      or 6.10% of the amount invested
      per share) (B) ...........................................         0.46
                                                                        -----
   Offering price ..............................................        $8.00
                                                                        =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

Delaware Overseas Equity Fund
-----------------------------

                                                         Number of     Market
April 30, 2000 (Unaudited)                               Shares        Value
--------------------------------------------------------------------------------
 Common Stock - 90.19%
 Argentina - 0.68%
 Central Puerto SA, Class B .............................  21,142    $ 34,274
 Transportadora De Gas Series B .........................  20,300      33,112
                                                                     --------
                                                                       67,386
                                                                     --------
 Australia - 6.46%
 Amcor ..................................................  39,100     115,751
 CSR ....................................................  27,000      59,120
 Foster's Brewing Group .................................  70,000     176,817
 National Australia Bank ................................  15,200     208,214
 Orica ..................................................  14,400      56,923
*Paperlinx ..............................................  13,033      23,477
                                                                     --------
                                                                      640,302
                                                                     --------
 Belgium - 0.68%
 Electrabel SA ..........................................     278      67,208
                                                                     --------
                                                                       67,208
                                                                     --------
 Brazil - 5.51%
 Aracruz Celulose SA, ADR ...............................   3,300      61,669
*Centrais Electric Series B, GDR ........................     400      13,744
 Companhia Energetica de Minas
    Gerais, ADR .........................................   2,517      38,499
 Companhia Paranaense de Energia-
    Copel, ADR ..........................................  11,586      85,447
 Gerdau, ADR ............................................   3,977      98,679
 Petroleo Brasileiro ....................................   4,090      96,898
 Rossi Residential, GDR .................................  16,600      28,059
 Telecomunicacoes Brasileiras ........................... 500,000          14
 Unibanco, GDR ..........................................   3,600      89,775
 Usinas Siderurgicas de Minas
    Gerais SA ...........................................   8,000      33,295
                                                                     --------
                                                                      546,079
                                                                     --------
 Chile - 0.81%
 Administradora de Fondos de Pensiones
    Provida SA, ADR .....................................   3,400      70,125
 Empresa Nacional Electricidad SA, ADR ..................     931      10,707
                                                                     --------
                                                                       80,832
                                                                     --------
 China - 1.56%
 First Tractor ..........................................  42,000       4,206
 Guangdong Kelon Electric Holding .......................  85,000      52,926
 Guangshen Railway ...................................... 404,000      48,755
 Shenzhen Expressway .................................... 436,000      48,698
                                                                     --------
                                                                      154,585
                                                                     --------
 Croatia - 0.25%
 Zagrebacka Banka, GDR ..................................   1,775      25,471
                                                                     --------
                                                                       25,471
                                                                     --------
 Egypt - 0.25%
*Paints & Chemical, GDR .................................   6,000      25,350
                                                                     --------
                                                                       25,350
                                                                     --------
 Estonia - 0.43%
 EESTI Telekom, GDR .....................................   1,211      27,853
*EESTI Uhispank, GDR ....................................   2,890      15,100
                                                                     --------
                                                                       42,953
                                                                     --------

                                                         Number of     Market
                                                         Shares        Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 France - 6.33%
 Alcatel ................................................     500    $115,923
 Compagnie de Saint Gobain ..............................   1,132     154,485
 Societe Generale .......................................     800     165,693
 Total Fina .............................................   1,260     191,199
                                                                     --------
                                                                      627,300
                                                                     --------
 Germany - 6.69%
 Bayer ..................................................   4,600     186,741
 Bayerische Hypo-und Vereinsbank ........................   2,740     170,399
 Continental ............................................   3,100      56,793
 Rheinisch Westfaelisches Elektric ......................   3,860     125,290
 Siemens ................................................     850     123,651
                                                                     --------
                                                                      662,874
                                                                     --------
 Greece - 0.62%
 Hellenic Telecommunications, ADR .......................   5,225      61,067
                                                                     --------
                                                                       61,067
                                                                     --------
 Hong Kong - 3.72%
*Beijing Capital International Airport .................. 188,000      31,618
 Hengan International ................................... 234,000      52,573
 Hong Kong Electric .....................................  32,000      99,831
 Jardine Matheson .......................................  15,200      60,800
 Wharf Holdings .........................................  60,000     124,403
                                                                     --------
                                                                      369,225
                                                                     --------
 Hungary - 0.60%
*Gedeon Richter, GDR ....................................   1,088      59,731
                                                                     --------
                                                                       59,731
                                                                     --------
 India - 2.73%
 Gas Authority of India, GDR ............................   9,519      60,684
*ICICI, ADR .............................................   3,394      86,123
 Larsen & Toubro, GDR ...................................     700       9,590
 Mahanagar Telephone Nigam, GDR .........................   4,800      62,400
 Videsh Sanchar Nigam, GDR ..............................   1,370      25,893
 Videsh Sanchar Nigam 144A, GDR .........................   1,372      25,931
                                                                     --------
                                                                      270,621
                                                                     --------
 Israel - 1.24%
 Bank Hapoalim ..........................................  22,081      67,822
 ECI Telecommunications .................................   1,979      55,041
                                                                     --------
                                                                      122,863
                                                                     --------
 Japan - 9.77%
 Canon ..................................................   5,000     228,767
 Eisai ..................................................   5,000     145,874
 Hitachi ................................................  15,000     179,216
 Matsushita Electric Industrial .........................   7,000     185,422
 Nichido Fire & Marine ..................................  14,000      63,536
 West Japan Railway .....................................      48     165,379
                                                                     --------
                                                                      968,194
                                                                     --------
 Malaysia - 1.85%
 Petronas Dagangan Berhad ...............................  56,000      60,715
 Resorts World Berhad ...................................  18,000      58,262
 Sime Darby Berhad ......................................  55,000      64,552
                                                                     --------
                                                                      183,529
                                                                     --------

                                                         Number of     Market
Delaware Overseas Equity Fund                            Shares        Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Mexico - 1.85%
 Alfa SA de CV, Class A .................................  25,700    $ 81,234
 Cemex SA - CPO .........................................  20,444      89,057
 Vitro SA, ADR ..........................................   3,500      13,344
                                                                   ----------
                                                                      183,635
                                                                   ----------
 Netherlands - 5.09%
 Elsevier - CVA .........................................  11,600     112,850
 ING Groep ..............................................   3,100     169,168
 Royal Dutch Petroleum ..................................   3,100     178,694
 Vopak ..................................................   1,742      43,476
                                                                   ----------
                                                                      504,188
                                                                   ----------
 New Zealand - 1.42%
 Carter Holt Harvey .....................................  28,000      23,663
 Telecom Corporation of New Zealand .....................  27,800     117,471
                                                                   ----------
                                                                      141,134
                                                                   ----------
 Peru - 0.70%
 Creditcorp, ADR ........................................   2,420      25,561
 Telefonica del Peru SA, ADR ............................   2,900      43,863
                                                                   ----------
                                                                       69,424
                                                                   ----------
 Russia - 0.65%
*Gazprom, ADR ...........................................   1,000       6,675
 Lukoil Holding, ADR ....................................     960      57,869
                                                                   ----------
                                                                       64,544
                                                                   ----------
 South Africa - 4.28%
 Amalgamated Banks of South Africa ......................   7,273      25,743
 Iscor ..................................................  32,534      71,973
 Kersaf Investments .....................................  11,175      39,637
 Network Healthcare ..................................... 265,617      35,256
 Sanlam .................................................  74,300      88,211
 Sappi ..................................................  11,000      77,059
 Sasol ..................................................  14,700      86,286
                                                                   ----------
                                                                      424,165
                                                                   ----------
 South Korea - 0.83%
 Pohang Iron & Steel, ADR ...............................   3,900      81,900
                                                                   ----------
                                                                       81,900
                                                                   ----------
 Spain - 3.89%
 Banco Santander Central Hispano ........................  10,100     105,328
 Iberdrola SA ...........................................   8,300     106,479
*Telefonica .............................................   7,799     173,584
                                                                   ----------
                                                                      385,391
                                                                   ----------

                                                         Number of     Market
                                                         Shares        Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Taiwan - 1.71%
 China Steel, GDR .......................................   6,603    $ 93,680
 Yageo, 144A GDR ........................................   5,000      37,500
 Yageo, GDR .............................................   5,108      38,310
                                                                   ----------
                                                                      169,490
                                                                   ----------
 Thailand - 1.48%
 Bangkok Bank ...........................................  11,800      19,995
 Electricity Generating Public Company ..................  79,000      95,987
*Hana Microelectronics ..................................   4,100      30,805
                                                                   ----------
                                                                      146,787
                                                                   ----------
 Turkey - 0.29%
*Efes Sinai Yatirim ..................................... 467,740       8,054
*Efes Sinai Yatirim, ADR ................................     649      21,157
                                                                   ----------
                                                                       29,211
                                                                   ----------
 United Kingdom - 17.82%
 Bass ...................................................  14,457     169,154
 BG Group ...............................................  29,051     175,496
 Blue Circle Industry ...................................  15,000     100,598
 Boots ..................................................  20,300     155,581
 British Airways ........................................  23,200     121,276
 Cable & Wireless .......................................  11,100     184,055
 GKN ....................................................  10,900     150,700
 Glaxo Wellcome .........................................   5,100     157,696
 Great Universal Stores .................................  27,400     165,522
 Halifax ................................................   9,700      90,992
 Powergen ...............................................  27,700     174,020
 Rio Tinto ..............................................   5,300      82,312
 Taylor Woodrow .........................................  16,000      39,235
                                                                   ----------
                                                                    1,766,637
                                                                   ----------
 Total Common Stock
   (cost $9,175,316) ....................................           8,942,076
                                                                   ----------
 Investment Companies - 1.36%
*India Fund, (The) ......................................   9,400     134,538
                                                                   ----------
 Total Investment Companies
   (cost $128,743) ......................................             134,538
                                                                   ----------
 Preferred Stock - 0.60%
 Telecomunicacoes Brasileiras,
    ADR Preferred Block .................................     500      59,094
                                                                   ----------
 Total Preferred Stock
   (cost $33,559) .......................................              59,094
                                                                   ----------

                                                         Principal     Market
Delaware Overseas Equity Fund                            Amount        Value
--------------------------------------------------------------------------------
  Repurchase Agreements - 5.35%
  With Chase Manhattan 5.68% 5/1/00
     (dated 4/28/00, collateralized by
     $182,000 U.S. Treasury Notes 4.75%
     due 2/15/04, market value $173,619) ............... $169,000   $ 169,000
  With J.P. Morgan Securities 5.70%
     5/1/00 (dated 4/28/00, collateralized
     by $126,000 U.S. Treasury Notes
     5.875% due 10/31/01, market value
     $128,384 and $55,000 U.S. Treasury
     Notes 6.25% due 10/31/01,
     market value $56,165) .............................  181,000     181,000
  With PaineWebber 5.70% 5/1/00
     (dated 4/28/00, collateralized by $9,000
     U.S. Treasury Notes 4.50% due 1/31/01,
     market value $8,656, $116,000 U.S.
     Treasury Notes 5.50% due 7/31/01,
     market value $116,606 and $57,000
     U.S. Treasury Notes 7.25% due
     8/15/04, market value $59,361) ....................  181,000     181,000
                                                                   ----------
  Total Repurchase Agreements
     (cost $531,000)                                                  531,000
                                                                   ----------
  Total Market Value of Securities - 97.50%
     (cost $9,868,618) .................................           $9,666,708

  Receivables and Other Assets
    Net of Liabilities - 2.50% .........................              247,501
                                                                   ----------
  Net Assets Applicable to 1,290,177 Shares
    Outstanding - 100.00% ..............................           $9,914,209
                                                                   ==========

  Net Asset Value - Delaware Overseas
     Equity Fund A Class
     ($6,076,614 / 747,704 shares) .....................                $8.13
                                                                        -----
  Net Asset Value - Delaware Overseas
     Equity Fund B Class
     ($3,341,713 / 474,715 shares) .....................                $7.04
                                                                        -----
  Net Asset Value - Delaware Overseas
     Equity Fund C Class
     ($358,766 / 50,787 shares) ........................                $7.06
                                                                        -----
  Net Asset Value - Delaware Overseas
     Equity Fund Institutional Class
     ($137,116 / 16,971 shares) ........................                $8.08
                                                                        -----

--------------------------------------------------------------------------------
  Components of Net Assets at April 30, 2000:
  Shares of Beneficial Interest
     (unlimited authorization - no par) ........................  $10,002,005
**Accumulated undistributed net investment loss ................       (4,625)
  Accumulated net realized gain on investments .................      118,988
  Net unrealized depreciation of investments and
     foreign currencies ........................................     (202,159)
                                                                  -----------
  Total Net Assets .............................................  $ 9,914,209
                                                                  ===========
----------------------
 *Non-income producing security for the period ended April 30, 2000. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  ADR - American Depository Receipt
  GDR - Global Depository Receipt

  Net Asset Value and Offering Price Per Share -
     Delaware Overseas Equity Fund
  Net asset value A Class (A) ..................................        $8.13
  Sales charge (5.75% of offering price or 6.15%
     of the amount invested per share) (B) .....................         0.50
                                                                        -----
  Offering price ...............................................        $8.63
                                                                        =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities



April 30, 2000 (Unaudited)                                    Delaware New Pacific Fund
---------------------------------------------------------------------------------------
Assets:
Investments at market (cost $9,061,043) .....................       $ 9,616,203
Foreign currency ............................................           644,812
Dividends and interest receivable ...........................            46,282
Subscriptions receivable ....................................           155,524
Receivable for securities sold ..............................           411,427
Other assets ................................................             6,074
                                                                    -----------
Total Assets ................................................        10,880,322
                                                                    -----------

Liabilities:
Liquidations payable ........................................             9,411
Payable for securities purchased ............................           200,739
Other accounts payable and accrued expenses .................           414,053
                                                                    -----------
Total Liabilities ...........................................           624,203
                                                                    -----------

Total Net Assets ............................................       $10,256,119
                                                                    ===========

                             See accompanying notes

Statements of Operations

                                                                                                   Delaware         Delaware
                                                                                                  New Pacific       Overseas
Six Months Ended April 30, 2000 (Unaudited)                                                          Fund          Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends ...................................................................................     $   93,631         $ 64,939
Interest ....................................................................................         17,510           28,219
Foreign tax withheld ........................................................................        (12,046)          (5,048)
                                                                                                  ----------         --------
                                                                                                      99,095           88,110
                                                                                                  ----------         --------

Expenses:
Management fees .............................................................................         88,155           24,062
Distribution expense ........................................................................         55,855           14,816
Registration fees ...........................................................................         33,649           38,711
Dividend disbursing and transfer agent fees and expenses ....................................         33,475           20,550
Reports and statements to shareholders ......................................................          5,800            8,825
Custodian fees and expenses .................................................................          4,716            1,532
Taxes (other than taxes on income) ..........................................................            540                -
Trustees' fees ..............................................................................            600            1,550
Accounting and administration ...............................................................          4,800              675
Professional fees ...........................................................................            100            3,520
Other .......................................................................................          1,489               30
                                                                                                  ----------         --------
                                                                                                     229,179          114,271
Less expenses absorbed or waived by Delaware Management Company .............................         (4,779)         (52,914)
Less expenses paid indirectly ...............................................................           (555)             (96)
                                                                                                  ----------         --------
Total expenses ..............................................................................        223,845           61,261
                                                                                                  ----------         --------

Net Investment Income (Loss) ................................................................       (124,750)          26,849
                                                                                                  ----------         --------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments .................................................................................      5,248,628          118,869
Foreign currencies ..........................................................................         17,534           (6,106)
                                                                                                  ----------         --------
Net realized gain ...........................................................................      5,266,162          112,763
Net change in unrealized appreciation/depreciation of investments and foreign currencies ....     (3,621,867)        (110,127)
                                                                                                  ----------         --------

Net Realized and Unrealized Gain on Investments and Foreign Currencies ......................      1,644,295            2,636
                                                                                                  ----------         --------

Net Increase in Net Assets Resulting From Operations ........................................     $1,519,545         $ 29,485
                                                                                                  ==========         ========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                             Delaware                        Delaware Overseas
                                                                         New Pacific Fund                      Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months         Year            Six Months       Year
                                                                        Ended           Ended              Ended         Ended
                                                                       4/30/00         10/31/99            4/30/00      10/31/99
                                                                     (Unaudited)                         (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss) ......................................  $ (124,750)     $  (114,759)      $   26,849     $   25,166
Net realized gain (loss) on investments and foreign currencies ....   5,266,162        1,848,536          112,763         56,291
Net change in unrealized appreciation/depreciation of investments
   and foreign currencies .........................................  (3,621,867)       4,330,161         (110,127)       376,432
                                                                    ------------------------------------------------------------
Net increase in net assets resulting from operations ..............   1,519,545        6,063,938           29,485        457,889
                                                                    ------------------------------------------------------------

Distributions To Shareholders From:
Net investment income:
   A Class ........................................................    (218,207)               -          (32,767)      (158,267)
   B Class ........................................................     (72,839)               -           (8,959)       (93,220)
   C Class ........................................................     (14,136)               -           (1,591)       (21,225)
   Institutional Class ............................................     (23,218)               -           (1,217)        (4,757)

Net realized gain on investments:
   A Class ........................................................           -                -          (36,044)      (311,979)
   B Class ........................................................           -                -          (17,917)      (199,549)
   C Class ........................................................           -                -           (3,182)       (45,435)
   Institutional Class ............................................           -                -           (1,116)        (9,052)
                                                                    ------------------------------------------------------------
                                                                       (328,400)               -         (102,793)      (843,484)
                                                                    ------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ........................................................   6,773,898        7,036,523        4,600,016        583,522
   B Class ........................................................   1,879,637        2,617,747        2,684,224        155,355
   C Class ........................................................     245,136        1,070,210          194,067        157,634
   Institutional Class ............................................   8,918,098        5,731,523          127,179        481,026

Net asset value of shares issued upon reinvestment of distributions from net investment income:
   A Class ........................................................     214,161                -           65,213        464,682
   B Class ........................................................      72,083                -           26,272        284,170
   C Class ........................................................      12,669                -            4,677         46,619
   Institutional Class ............................................      23,218                -            2,333         13,809
                                                                    ------------------------------------------------------------
                                                                     18,138,900       16,456,003        7,703,981      2,186,817
                                                                    ------------------------------------------------------------
Cost of shares repurchased:
   A Class ........................................................ (14,428,880)      (4,807,802)        (829,696)      (610,554)
   B Class ........................................................  (4,889,881)        (815,140)        (352,914)      (429,624)
   C Class ........................................................    (245,806)        (303,950)         (52,547)      (136,429)
   Institutional Class ............................................  (9,573,656)      (5,000,686)         (62,496)      (480,947)
                                                                    ------------------------------------------------------------
                                                                    (29,138,223)     (10,927,578)      (1,297,653)    (1,657,554)
                                                                    ------------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions ..................................... (10,999,323)       5,528,425        6,406,328        529,263
                                                                    ------------------------------------------------------------
Net Increase (Decrease) In Net Assets .............................  (9,808,178)      11,592,363        6,333,020        143,668

Net Assets:
Beginning of period ...............................................  20,064,297        8,471,934        3,581,189      3,437,521
                                                                    ------------------------------------------------------------
End of period ..................................................... $10,256,119      $20,064,297       $9,914,209     $3,581,189
                                                                    ============================================================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware New Pacific Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                            4/30/00(2) 10/31/99(2)  10/31/98(2)  10/31/97(2) 10/31/96(3) 10/31/95
                                                            (Unaudited)

Net asset value, beginning of period ....................    $7.260       $4.590       $7.320      $9.420       $8.710     $10.440

Income (loss) from investment operations:
   Net investment income (loss) .........................    (0.039)      (0.039)       0.008      (0.010)      (0.050)     (0.050)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..............     0.454        2.709       (2.683)     (1.940)       0.769      (1.390)
                                                             ---------------------------------------------------------------------
   Total from investment operations .....................     0.415        2.670       (2.675)     (1.950)       0.719      (1.440)
                                                             ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................    (0.135)           -       (0.055)     (0.150)      (0.009)          -
   Distributions from net realized gain
     on investments .....................................         -            -            -           -            -      (0.290)
                                                             ---------------------------------------------------------------------
   Total dividends and distributions ....................    (0.135)           -       (0.055)     (0.150)      (0.009)     (0.290)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ..........................    $7.540       $7.260       $4.590      $7.320       $9.420     $ 8.710
                                                             =====================================================================

Total return(1) .........................................     5.59%       58.52%      (36.85%)    (21.15%)       8.26%     (13.99%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............    $5,387      $12,113       $5,887      $7,144      $11,752     $10,353
   Ratio of expenses to average net assets ..............     1.93%(4)     1.96%        1.90%       1.80%        1.82%       1.85%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....     1.97%(4)     2.57%        3.23%       1.86%        2.77%       3.73%
   Ratio of net investment income (loss) to average
     net assets .........................................    (1.50%)(4)   (0.65%)       0.15%      (0.08%)       (0.41)     (0.60%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly .........................................    (1.55%)(4)   (1.26%)      (1.18%)     (0.14%)       (1.36)     (2.48%)
   Portfolio turnover rate ..............................      153%(4)       93%         188%        178%         163%        163%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware New Pacific Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                            4/30/00(2)  10/31/99(2)  10/31/98(2)  10/31/97(2) 10/31/96(3)  10/31/95
                                                            (Unaudited)

Net asset value, beginning of period ....................    $7.320       $4.660       $7.470      $9.680       $9.010     $10.860

Income (loss) from investment operations:
   Net investment loss ..................................    (0.067)      (0.081)      (0.031)     (0.080)      (0.050)     (0.100)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..............     0.457        2.741       (2.724)     (1.980)       0.730      (1.460)
                                                             ---------------------------------------------------------------------
   Total from investment operations .....................     0.390        2.660       (2.755)     (2.060)       0.680      (1.560)
                                                             ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................    (0.090)           -       (0.055)     (0.150)      (0.010)          -
   Distributions from net realized gain on
     investments ........................................         -            -            -           -            -      (0.290)
                                                             ---------------------------------------------------------------------
   Total dividends and distributions ....................    (0.090)           -       (0.055)     (0.150)      (0.010)     (0.290)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ..........................    $7.620       $7.320       $4.660      $7.470       $9.680     $ 9.010
                                                             =====================================================================

Total return(1) .........................................     5.24%       57.08%      (37.05%)    (21.72%)       7.54%     (14.56%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............    $3,008       $5,654       $2,236      $2,534         $562        $573
   Ratio of expenses to average net assets ..............     2.63%(4)     2.66%        2.60%       2.50%        2.50%       2.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....     2.67%(4)     3.27%        3.93%       2.56%        3.45%       4.38%
   Ratio of net investment loss to average net assets ...    (2.20%)(4)   (1.35%)      (0.55%)     (0.77%)      (1.09%)     (1.20%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly .........................................    (2.25%)(4)   (1.96%)      (1.88%)     (0.83%)      (2.04%)     (3.08%)
   Portfolio turnover rate ..............................      153%(4)       93%         188%        178%         163%        163%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware New Pacific Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                             Ended                              Year Ended
                                                           4/30/00(2) 10/31/99(2)  10/31/98(2)  10/31/97(2)  10/31/96(3)  10/31/95
                                                          (Unaudited)

Net asset value, beginning of period ....................    $7.150       $4.550       $7.320      $9.490       $8.830     $10.660

Income (loss) from investment operations:
   Net investment loss ..................................    (0.066)      (0.082)      (0.029)     (0.080)      (0.050)     (0.080)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..............     0.456        2.682       (2.686)     (1.940)       0.718      (1.460)
                                                             ---------------------------------------------------------------------
   Total from investment operations .....................     0.390        2.600       (2.715)     (2.020)       0.668      (1.540)
                                                             ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................    (0.090)           -       (0.055)     (0.150)      (0.008)          -
   Distributions from net realized gain
     on investments .....................................     0.000            -            -           -            -      (0.290)
                                                             ---------------------------------------------------------------------
   Total dividends and distributions ....................    (0.090)           -       (0.055)     (0.150)      (0.008)     (0.290)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ..........................    $7.450       $7.150       $4.550      $7.320       $9.490     $ 8.830
                                                             =====================================================================

Total return(1) .........................................     5.37%       57.14%      (37.18%)    (21.85%)       7.58%     (14.57%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............    $1,147       $1,093         $130        $129          $44         $17
   Ratio of expenses to average net assets ..............     2.63%(4)     2.66%        2.60%       2.50%        2.50%       2.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....     2.67%(4)     3.27%        3.93%       2.56%        3.45%       4.38%
   Ratio of net investment loss to average net assets ...    (2.20%)(4)   (1.35%)      (0.55%)     (0.77%)      (1.09%)     (1.02%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly .........................................    (2.25%)(4)   (1.96%)      (1.88%)     (0.83%)      (2.04%)     (2.90%)
   Portfolio turnover rate ..............................      153%(4)       93%         188%        178%         163%        163%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware New Pacific Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                            Year Ended
                                                             4/30/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2)  10/31/96(3)  10/31/95
                                                            (Unaudited)
Net asset value, beginning of period ....................     $7.460      $4.690       $7.440      $9.530       $8.770     $10.480

Income (loss) from investment operations:
   Net investment income (loss) .........................     (0.027)     (0.020)       0.024       0.020       (0.050)     (0.010)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..............      0.477       2.790       (2.719)     (1.960)       0.820      (1.410)
                                                             ---------------------------------------------------------------------
   Total from investment operations .....................      0.450       2.770       (2.695)     (1.940)       0.770      (1.420)
                                                             ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................     (0.150)          -       (0.055)     (0.150)      (0.010)          -
   Distributions from net realized gain
     on investments .....................................          -           -            -           -            -      (0.290)
                                                             ---------------------------------------------------------------------
   Total dividends and distributions ....................     (0.150)          -       (0.055)     (0.150)      (0.010)     (0.290)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ..........................     $7.760      $7.460       $4.690      $7.440       $9.530     $ 8.770
                                                             =====================================================================

Total return(1) .........................................      5.90%      59.06%      (36.39%)    (20.79%)       8.77%     (13.65%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............       $713      $1,204         $219        $250         $119         $62
   Ratio of expenses to average net assets ..............      1.63%(4)    1.66%        1.60%       1.50%        1.50%       1.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....      1.67%(4)    2.27%        2.93%       1.56%        2.45%       3.38%
   Ratio of net investment income (loss) to average
     net assets .........................................     (1.20%)4    (0.35%)       0.45%       0.22%        (.09%)     (0.16%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly .........................................     (1.25%)(4)  (0.96%)      (0.88%)      0.16%       (1.04%)     (2.04%)
   Portfolio turnover rate ..............................       153%(4)      93%         188%        178%         163%        163%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Overseas Equity Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             4/30/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2,4) 10/31/96(3) 10/31/95
                                                            (Unaudited)
Net asset value, beginning of period ....................     $7.830      $8.950      $12.520     $12.390      $11.400     $11.000

Income (loss) from investment operations:
   Net investment income (loss) .........................      0.046       0.075        0.091      (0.060)      (0.060)      0.010
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..............      0.464       0.870       (1.501)      0.960        1.073       0.400
                                                             ---------------------------------------------------------------------
   Total from investment operations .....................      0.510       0.945       (1.410)      0.900        1.013       0.410
                                                             ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................     (0.100)     (0.695)      (0.520)     (0.440)      (0.023)     (0.010)
   Distributions from net realized gain
     on investments .....................................     (0.110)     (1.370)      (1.640)     (0.330)           -           -
                                                             ---------------------------------------------------------------------
   Total dividends and distributions ....................     (0.210)     (2.065)      (2.160)     (0.770)      (0.023)     (0.010)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ..........................     $8.130      $7.830      $ 8.950     $12.520      $12.390     $11.400
                                                             =====================================================================

Total return(1) .........................................      6.50%      13.86%      (12.95%)      7.74%        8.90%       3.81%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............     $6,077      $2,285       $2,034     $10,868      $14,886     $13,018
   Ratio of expenses to average net assets ..............      2.00%(5)    1.85%        1.83%       1.80%        1.82%       1.85%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....      3.91%(5)    5.31%        3.75%         N/A        2.60%       2.96%
   Ratio of net investment income (loss) to average
     net assets .........................................      1.20%(5)    0.95%        0.93%      (0.45%)      (0.51%)      0.00%
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly .........................................     (0.71%)(5)  (2.51%)      (0.99%)        N/A       (1.29%)     (1.11%)
   Portfolio turnover rate ..............................        14%(5)       7%          87%         18%          21%          9%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.
(5)  Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Overseas Equity Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             4/30/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2,4) 10/31/96(3)  10/31/95
                                                            (Unaudited)
Net asset value, beginning of period ....................     $6.790      $8.030      $11.540     $11.560      $10.710     $10.400

Income (loss) from investment operations:
   Net investment income (loss) .........................      0.023       0.017        0.033      (0.140)      (0.060)     (0.020)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..............      0.392       0.753       (1.383)      0.890        0.930       0.350
                                                             ---------------------------------------------------------------------
   Total from investment operations .....................      0.415       0.770       (1.350)      0.750        0.870       0.330
                                                             ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................     (0.055)     (0.640)      (0.520)     (0.440)      (0.020)     (0.020)
   Distributions from net realized gain
     on investments .....................................     (0.110)     (1.370)      (1.640)     (0.330)          -            -
                                                             ---------------------------------------------------------------------
   Total dividends and distributions ....................     (0.165)     (2.010)      (2.160)     (0.770)      (0.020)     (0.020)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ..........................     $7.040      $6.790      $ 8.030     $11.540      $11.560     $10.710
                                                             =====================================================================

Total return(1) .........................................      6.09%      12.98%      (13.66%)      6.95%        8.16%       3.19%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............     $3,342      $1,018       $1,166      $1,450       $1,208      $1,183
   Ratio of expenses to average net assets ..............      2.70%(5)    2.55%        2.53%       2.50%        2.50%       2.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....      4.61%(5)    6.01%        4.45%         N/A        3.28%       3.61%
   Ratio of net investment income (loss) to average
     net assets .........................................      0.50%(5)    0.25%        0.23%      (1.16%)      (1.19%)     (0.57%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly .........................................     (1.41%)(5)  (3.21%)      (1.69%)        N/A       (1.97%)     (1.68%)
   Portfolio turnover rate ..............................        14%(5)       7%          87%         18%          21%          9%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.
(5)  Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Overseas Equity Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                            Year Ended
                                                            4/30/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2,4) 10/31/96(3)  10/31/95
                                                            (Unaudited)
Net asset value, beginning of period ....................     $6.810      $8.040      $11.550     $11.580      $10.730     $10.430

Income (loss) from investment operations:
   Net investment income (loss) .........................      0.023       0.017        0.033      (0.140)      (0.060)     (0.060)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..............      0.392       0.763       (1.383)      0.880        0.930       0.390
                                                             ---------------------------------------------------------------------
   Total from investment operations .....................      0.415       0.780       (1.350)      0.740        0.870       0.330
                                                             ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................     (0.055)     (0.640)      (0.520)     (0.440)      (0.020)     (0.030)
   Distributions from net realized gain
     on investments .....................................     (0.110)     (1.370)      (1.640)     (0.330)           -           -
                                                             ---------------------------------------------------------------------
   Total dividends and distributions ....................     (0.165)     (2.010)      (2.160)     (0.770)      (0.020)     (0.030)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ..........................     $7.060      $6.810      $ 8.040     $11.550      $11.580     $10.730
                                                             =====================================================================

Total return(1) .........................................      6.07%      13.08%      (13.67%)      6.85%        8.15%       3.16%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............       $359        $209         $179        $159         $112         $43
   Ratio of expenses to average net assets ..............      2.70%(5)    2.55%        2.53%       2.50%        2.50%       2.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....      4.61%(5)    6.01%        4.45%         N/A        3.28%       3.61%
   Ratio of net investment income (loss) to average
     net assets .........................................      0.50%(5)    0.25%        0.23%      (1.16%)      (1.19%)     (0.62%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly .........................................     (1.41%)(5)  (3.21%)      (1.69%)        N/A       (1.97%)     (1.73%)
   Portfolio turnover rate ..............................        14%(5)       7%          87%         18%          21%          9%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.
(5)  Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Overseas Equity Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                              Ended                              Year Ended
                                                            4/30/00(2)  10/31/99(2) 10/31/98(2) 10/31/97(2,4) 10/31/96(3)  10/31/95
                                                            (Unaudited)

Net asset value, beginning of period ....................     $7.810      $8.930      $12.480     $12.320      $11.440     $11.020

Income (loss) from investment operations:
   Net investment income (loss) .........................      0.059       0.098        0.123      (0.020)      (0.060)      0.040
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..............      0.441       0.872       (1.513)      0.950        0.963       0.410
                                                             ---------------------------------------------------------------------
   Total from investment operations .....................      0.500       0.970       (1.390)      0.930        0.903       0.450
                                                             ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................     (0.120)     (0.720)      (0.520)     (0.440)      (0.023)     (0.030)
   Distributions from net realized gain
     on investments .....................................     (0.110)     (1.370)      (1.640)     (0.330)           -           -
                                                             ---------------------------------------------------------------------
   Total dividends and distributions ....................     (0.230)     (2.090)      (2.160)     (0.770)      (0.023)     (0.030)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ..........................     $8.080      $7.810      $ 8.930     $12.480      $12.320     $11.440
                                                             =====================================================================

Total return(1) .........................................      6.38%      14.30%      (12.82%)      8.04%        7.91%       4.22%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............       $137         $69          $59         $60         $284        $161
   Ratio of expenses to average net assets ..............      1.70%(5)    1.55%        1.53%       1.50%        1.50%       1.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ....      3.61%(5)    5.01%        3.45%         N/A        2.28%       2.61%
   Ratio of net investment income (loss) to average
     net assets .........................................      1.50%(5)    1.25%        1.23%      (0.15%)      (0.19%)      0.40%
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly .........................................     (0.41%)(5)  (2.21%)      (0.69%)        N/A       (0.97%)     (0.71%)
   Portfolio turnover rate ..............................        14%(5)       7%          87%         18%          21%          9%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.
(5)  Annualized.

                             See accompanying notes

Notes to Financial Statements

April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Adviser Funds (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust. The Company currently issues three separate series of shares: the Delaware U.S. Growth Fund, the Delaware New Pacific Fund and the Delaware Overseas Equity Fund. These financial statements and related notes pertain to the Delaware New Pacific Fund ("New Pacific Fund") and the Delaware Overseas Equity Fund ("Overseas Equity Fund") (individually a "Fund" and collectively the "Funds"). Each Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end contingent deferred sales charge. The C Class (known as a level load class) carries a back-end contingent deferred sales charge for one year and the Institutional Class has no sales charge.

The New Pacific Fund seeks to maximize long term capital appreciation. It does so by investing in Pacific Basin countries.

The Overseas Equity Fund seeks to maximize total return. It does so by investing in an internationally diversified mix of stocks.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Funds' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Funds report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Each Fund declares and pays dividends from net investment income and net capital gains, if any, annually.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $239 for the New Pacific Fund and $64 for the Overseas Equity Fund for the six months ended April 30, 2000. In addition, the Funds receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. These credits were $316 for the New Pacific Fund and $32 for the Overseas Equity Fund for the six months ended April 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds currently pay Delaware Management Company ("DMC"), the Investment Manager of each Fund, an annual fee based upon the following annual rates:

                                                      New Pacific   Overseas
                                                         Fund      Equity Fund
                                                      -----------  -----------
On the first $500 million ........................       0.85%       0.85%
On the next $500 million .........................       0.80%       0.80%
On the next $1.5 billion .........................       0.75%       0.75%
In excess of $2.5 billion ........................       0.70%       0.70%

DMC has entered into sub-advisory agreements with AIB Govett, Inc. with respect to the management of the New Pacific Fund and with Delaware International Advisers Limited, an affiliate of DMC, with respect to the management of the Overseas Equity Fund. The sub-advisers receive sub-advisory fees from the Investment Manager for their services calculated in accordance with the schedule set forth below. The Funds do not pay any fees directly to the sub-advisers:

                                                  New Pacific    Overseas
                                                      Fund      Equity Fund
                                                  -----------   -----------
Sub-advisory fee as a percentage
   of average daily net assets
   (per annum) ...................................    0.50%       0.80%

DMC has elected to waive that portion, if any, of the management fee and reimburse the Funds to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2.00% for each class of the New Pacific Fund and 1.70% for each class of the Overseas Equity Fund, of the average daily net assets of each Fund through October 31, 2000.

--------------------------------------------------------------------------------

At April 30, 2000, the Funds had a liability for investment management fees and other expenses payable to DMC as follows:

                  New Pacific                       Overseas
                     Fund                          Equity Fund
                  -----------                      -----------
                     $98                              $206

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On April 30, 2000, the Funds had liabilities for such fees and other expenses payable to DSC as follows:

                  New Pacific                       Overseas
                     Fund                         Equity Fund
                  -----------                     -----------
                    $8,822                          $5,842

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At April 30, 2000, the Funds had liabilities for such fees and other expenses payable to DDLP as follows:

                  New Pacific                      Overseas
                     Fund                         Equity Fund
                  -----------                     -----------
                    $8,898                          $8,954

For the six months ended April 30, 2000, DDLP earned commissions on sales of the Fund A Class shares as follows:

                  New Pacific                       Overseas
                     Fund                         Equity Fund
                  -----------                     -----------
                    $25,742                         $13,180

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the six months ended April 30, 2000, each Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                       Purchases       Sales
                                                      -----------   -----------
New Pacific Fund                                      $14,174,478   $24,149,073
Overseas Equity Fund                                   $6,190,606      $331,290

--------------------------------------------------------------------------------
3. Investments (continued)
At April 30, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes are as follows:

                                                      New Pacific   Overseas
                                                          Fund     Equity Fund
                                                      -----------  -----------
Cost of Investments ...............................    $9,061,043   $9,868,618
Aggregated unrealized appreciation ................     1,259,639      613,683
Aggregated unrealized depreciation ................      (704,479)    (815,593)
                                                       ----------   ----------
Net unrealized appreciation
   (depreciation) .................................     $ 555,160   $ (201,910)
                                                       ==========   ==========

For federal income tax purposes, the New Pacific Fund had a capital loss carryforward at October 31, 1999 of $5,247,362 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2006.

4. Capital Shares
Transactions in capital shares were as follows:
                                                          New Pacific Fund
                                                        ---------------------
                                                         Six Months   Year
                                                           Ended      Ended
                                                          4/30/00     1999
Shares sold:
  A Class .........................................       845,909   1,124,218
  B Class .........................................       230,586     424,919
  C Class .........................................        30,575     175,563
  Institutional Class .............................     1,070,035     876,299

Shares issued upon reinvestment of
  distributions from net investment
  income and net realized gains
  on investments:
  A Class .........................................        26,538           -
  B Class .........................................         8,812           -
  C Class .........................................         1,585           -
  Institutional Class .............................         2,800           -
                                                        ---------   ---------
                                                        2,216,840   2,600,999
                                                        ---------   ---------

Shares repurchased:
  A Class .........................................    (1,826,730)   (739,315)
  B Class .........................................      (616,870)   (132,812)
  C Class .........................................       (30,969)    (51,268)
  Institutional Class .............................    (1,142,231)   (761,571)
                                                        ---------   ---------
                                                       (3,616,800) (1,684,966)
                                                        ---------   ---------

Net Increase (Decrease) ...........................    (1,399,960)    916,033
                                                        =========   =========

--------------------------------------------------------------------------------

                                                         Overseas Equity Fund
                                                         --------------------
                                                         Six Months     Year
                                                           Ended       Ended
                                                          4/30/00       1999
Shares sold:
  A Class ..........................................      547,797      75,438
  B Class ..........................................      370,054      22,753
  C Class ..........................................       26,634      20,523
  Institutional Class ..............................       15,569      60,595

Shares issued upon reinvestment of
  distributions from net investment
  income and net realized gains
  on investments:
  A Class ..........................................        7,972      67,837
  B Class ..........................................        3,695      47,520
  C Class ..........................................          655       7,770
  Institutional Class ..............................          287       2,028
                                                          -------     -------
                                                          972,663     304,464
                                                          -------     -------

Shares repurchased:
  A Class .........................................      (100,044)    (78,698)
  B Class .........................................       (48,869)    (65,654)
  C Class .........................................        (7,199)    (19,816)
  Institutional Class .............................        (7,713)    (60,389)
                                                          -------     -------
                                                         (163,825)   (224,557)
                                                          -------     -------
Net Increase ......................................       808,838      79,907
                                                          =======     =======

5. Foreign Exchange Contracts
The New Pacific and Overseas Equity Funds will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
5. Foreign Exchange Contracts (continued)
The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Funds had no forward foreign currency contract outstanding at April 30, 2000.

6. Credit and Market Risk
Some countries in which the New Pacific and Overseas Equity Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the New Pacific Fund and the Overseas Equity Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

7. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at April 30, 2000, or at any time during the fiscal year.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Growth of Capital                                International and Global                Tax-Exempt Income
   o Technology and Innovation                      o Emerging Markets Fund                 o National High-Yield
      Fund                                          o New Pacific Fund                         Municipal Bond Fund
   o Select Growth Fund                             o Overseas Equity Fund                  o Tax-Free USA Fund
   o Trend Fund                                     o International Equity Fund             o Tax-Free Insured Fund
   o Growth Opportunities Fund*                     o Global Equity Fund                    o Tax-Free USA
   o Small Cap Value Fund                           o Global Bond Fund                         Intermediate Fund
   o U.S. Growth Fund                                                                       o State Tax-Free Funds**
   o Tax-Efficient Equity Fund                   Current Income
   o Social Awareness Fund                          o Delchester Fund                    Stability of Principal
                                                    o High-Yield                            o Cash Reserve
                                                       Opportunities Fund                   o Tax-Free Money Fund
Total Return                                        o Strategic Income Fund              Asset Allocation
   o Blue Chip Fund                                 o Corporate Bond Fund                   o Foundation Funds
   o Devon Fund                                     o Extended Duration                        Growth Portfolio
   o Growth and Income Fund                           Bond Fund                                Balanced Portfolio
   o Decatur Equity                                 o American Government                      Income Portfolio
      Income Fund                                      Bond Fund
   o REIT Fund                                      o U.S. Government
   o Balanced Fund                                     Securities Fund
                                                    o Limited-Term
                                                       Government Fund

 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


                                                     For Shareholders
                                                     1.800.523.1918

                                                     For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware New Pacific Fund and Delaware Overseas Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware New Pacific Fund and Delaware Overseas Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Wayne A. Stork                                       Charles E. Peck                            Investment Manager
Chairman                                             Retired                                    Delaware Management Company
Delaware Investments Family of Funds                 Fredericksburg, VA                         Philadelphia, Pennsylvania
Philadelphia, PA
                                                     Jan L. Yeomans                             International Affiliate
Walter P. Babich                                     Vice President and Treasurer               Delaware International Advisers Ltd.
Board Chairman                                       3M Corporation                             London, England
Citadel Constructors, Inc.                           St. Paul, Minnesota
King of Prussia, PA                                                                             Sub Adviser
                                                                                                AIB Govett Asset Management Ltd.
David K. Downes                                      AFFILIATED OFFICERS                        London, England
President and Chief Executive Officer
Delaware Investments Family of Funds                 Charles E. Haldeman, Jr.                   National Distributor
Philadelphia, PA                                     President and Chief Executive Officer      Delaware Distributors, L.P.
                                                     Delaware Management Holdings, Inc.         Philadelphia, Pennsylvania
John H. Durham                                       Philadelphia, PA
Private Investor                                                                                Shareholder Servicing, Dividend
Horsham, PA                                          Richard J. Flannery                        Disbursing and Transfer Agent
                                                     Executive Vice President and               Delaware Service Company, Inc.
Anthony D. Knerr                                     General Counsel                            Philadelphia, Pennsylvania
Consultant, Anthony Knerr & Associates               Delaware Investments Family of Funds
New York, NY                                         Philadelphia, PA                           1818 Market Street
                                                                                                Philadelphia, PA 19103-3682
Ann R. Leven                                         Bruce D. Barton
Former Treasurer, National Gallery of Art            President and Chief Executive Officer
Washington, DC                                       Delaware Distributors, L.P.
                                                     Philadelphia, PA
Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN



(3224)                                                        Printed in the USA
SA-109 [4/00]PP 6/00                                                     (J5935)